                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection with the Amended and Restated Annual Report of Form 10-K/A for the
period ended December 31, 2004 (the "Report") filed by Everlast  Worldwide Inc., a  Delaware  corporation  (the  "Company")  with  the  Securities  and  Exchange
Commission, the undersigned, George Q Horowitz, Chief Executive Officer of, does hereby  certify,  to his  knowledge,  that  pursuant to 18 U.S.C.  ss. 1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                      /s/ George Q Horowitz
                                      -------------------------------------
                                      George Q Horowitz
                                      Chief Executive Officer
                                      November 28, 2005

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.